Second Quarter 2014 Financial Results Supplement August 7, 2014 Exhibit 99.2

Table of contents
Financial Results Segment Business Information
2 - Quarterly Financial Results 10 - Single-Family New Funding Volume
3 - Comprehensive Income 11 - Single-Family Guarantee Fees
4 - Treasury Draw Requests and Dividend Payments 12 - Single-Family Risk-Sharing Transactions
5 - Financial Results - Key Drivers 13 -
6 - Segment Financial Results 14 -
15 -
16 -
Housing Market
17 -
7 - National Home Prices 18 -
8 - State-by-State Home Prices:  June 2013 to June 2014 19 -
9 - 20 -
21 -
22 -
Single-Family Credit Quality -  Purchases
Housing Market Support
Single-Family Credit Quality - Credit Guarantee Portfolio
Multifamily Mortgage Portfolio Attributes
Multifamily Market and Freddie Mac Delinquency Rates
Investments - Purchase Agreement Portfolio Limits
Investments - Mortgage-Related Investments Portfolio Composition
Single-Family Real Estate Owned
Multifamily Business Volume and Portfolio Composition
Multifamily Securitization Volume
Single-Family Mortgage Market and Freddie Mac Delinquency Rates

Quarterly financial results
Note: Columns and rows may not add due to rounding.
$ Billions 2Q14
vs
1Q14 2Q14 1Q14
1 Net interest income
$3.5 $3.5 ($0.0)
2 (Provision) benefit for credit losses
(0.1) 0.6 0.7
3     Derivative losses (2.4) (1.9) 0.4
4
    Net impairment of available-for-sale
    securities recognized in earnings
(0.4) (0.2) 0.2
5     Other non-interest income
5.8 0.7 (5.1)
6 Non-interest income (loss) 3.1 (1.4) (4.5)
7 Non-interest expense (0.8) (0.7) 0.1
8 Pre-tax income 5.8 2.0 (3.7)
9 Income tax expense
(1.7) (0.7) 1.1
10 Net income 4.0 1.4 (2.7)
11 Total other comprehensive income,
net of taxes
0.5 0.5 0.0
12 Comprehensive income $4.5 $1.9 ($2.6)
13 Total equity / GAAP net worth (ending balance) $6.9 $4.3 ($2.6)

Comprehensive income
2
1
A
B
C = A + B
1
$ Billions
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
$2.9
$5.6
$5.7
$7.0
$4.4
$30.4
$9.8
$4.5
$1.9
Net income
Total other comprehensive income (loss), net of taxes
Comprehensive income
2
Net income and Comprehensive income include $23.9 billion non-cash benefit from releasing the valuation allowance on deferred tax assets.
Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives previously designated as cash flow hedges; and (c) defined benefit plans.

Dividend Payments to Treasury Draw Requests from Treasury

Treasury draw requests and dividend payments
3
Amount does not include the September 2014 dividend obligation of $1.9 billion.
4
Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented.  Draw requests are funded in the subsequent quarter
(e.g., $19 million draw request for 1Q12 was funded in 2Q12).
5
Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock.  However, the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013.  See the company’s Annual Report on Form 10-K for the year ended December 31, 2013 for more information.
$ Billions
5
4
Draws From Treasury Dividend Payments to Treasury
3
$ Billions
Cumulative
Total
Total Senior Preferred Stock
Outstanding
$72.3
Less: Initial Liquidation Preference
1
Treasury Draws $71.3
$ Billions
Cumulative
Total
Dividend Payments as of 06/30/14 $86.3
3Q14 Dividend Obligation $1.9
Total Dividend Payments
2
$88.2
$1.0
$44.6
$6.1
$13.0
$7.6
$0.02
$0.0 $0.0
2008 2009 2010 2011 2012 2013 YTD
2014
$0.2
$4.1
$5.7
$6.5
$7.2
$47.6
$14.9
2008 2009 2010 2011 2012 2013 YTD
2014
1
The initial $1 billion liquidation preference of senior preferred stock was issued to Treasury in September 2008 as consideration for Treasury’s funding commitment.  The company received no cash proceeds as a result of issuing this initial $1 billion liquidation preference of senior preferred stock.
2
Amounts may not add due to rounding.

1
Includes settlement benefits on private-label securities litigation.
$4.1
$4.3
$3.8
$3.5 $3.5
2Q13 3Q13 4Q13 1Q14 2Q14
$0.6
$1.1
$0.2
($0.1)
$0.6
2Q13 3Q13 4Q13 1Q14 2Q14
$1.4
($0.1)
$1.0
($2.4)
($1.9)
2Q13 3Q13 4Q13 1Q14 2Q14
Net Interest Income
$ Billions
(Provision) Benefit for Credit Losses
$ Billions
Derivative Gains (Losses)
$ Billions
Other Non-Interest Income (Loss)
1
$ Billions
($0.6)
$1.9
$6.1
$5.8
$0.7
2Q13 3Q13 4Q13 1Q14 2Q14
Financial results – key drivers

Segment financial results
$ Billions
Investments
Multifamily
Single-Family
1
Comprehensive Income
Segment Earnings Segment  Other Comprehensive Income (Loss)
$3.8
$0.4
$0.3
6
$0.4
$0.9
$0.6
1
Comprehensive income approximated segment earnings for both the first and second quarter of 2014.
$0.3
$0.6
$3.3
$0.3
$0.6
$0.4
$0.5
($0.1)
$0.5
1Q14 2Q14
1Q14 2Q14
1Q14 2Q14

1

National home prices
1
Cumulative decline of 11% since June 2006
2Q14
National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indexes where the value weights are based on Freddie
Mac’s single-family credit guarantee portfolio.  Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions than Freddie Mac’s.  The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter.  Seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical quarterly growth rates change as new data becomes available.  Values for the most recent periods typically see the largest changes.  Cumulative decline calculated as the percent
    Source: Freddie Mac.
change from June 2006 to June 2014.

1%
AL
4%
AK
8%
4 to 7%
0 to 1%
2 to 3%
0%
AR
8%
AZ
11%
CA
9%
CO
CT 0%
DC 9%
DE 1%
9%
FL
9%
GA
7%
HI
3%
IA
7%
ID
5%
IL
3%
IN
4%
KS
KY 5%
1%
LA
3%
3%
ME
9%
MI
6%
MN
3%
MO
3%
MS
4%
MT
NC 3%
7%
ND
4%
NE
NJ 2%
3%
NM
12%
NV
3%
NY
3%
OH
3%
OK
7%
OR
2%
PA
RI 3%
4%
SC
4%
SD
TN 5%
8%
TX
5%
UT
4%
VA
7%
WA
3%
WI
2%
WV
5%
WY
5%
2%
VT
MD
MA
NH
Home price performance by state
June 2013 to June 2014
1
United States 6%
1
8
6%
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The
Source: Freddie Mac
Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.

2009 2010 2011 2012 2013 YTD
2014

Housing market support
Number of Families Freddie Mac Helped
to Own or Rent a Home
1
In Thousands
Single-Family Loan Workouts
2
Number of Loans (000)
1
Based on the company’s purchases of loans and issuances of mortgage-related securities.  For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same  borrower.
2
Consists of both home retention actions and foreclosure alternatives.
3
These categories are not mutually exclusive and a borrower in one category may also be included within another category in the same or another period.  For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure or a short sale or deed-in-lieu transaction in a later period.
Repayment plans
Loan modifications
Forbearance agreements
Short sales and deed-in-lieu of
foreclosure transactions
Home Retention Actions 3
Foreclosure Alternatives 3
Cumulative Since 2009:    11,968 Cumulative Since 2009:    1,017
133
275
208
169
168
64
2,480
2,089
1,830
2,472
2,458
639
2009 2010 2011 2012 2013 YTD
2014

10 Single-family new funding volume $ Billions $130 $98 $63 $49 $59 100 64 34 26 26 30 34 29 23 33 2Q13 3Q13 4Q13 1Q14 2Q14 Refi UPB Purchase UPB

Single-family guarantee fees
1
Includes the effect of pricing adjustments that are based on the relative performance of Freddie Mac’s PCs compared to comparable Fannie Mae securities.
2
Effective April 1, 2012, guarantee fees charged on single-family loans sold to Freddie Mac were increased by 10 basis points.  Under the Temporary Payroll Tax Cut Continuation Act
of 2011, Freddie Mac is required to remit the proceeds from this increase to Treasury.
3
Represents the estimated average rate of management and guarantee fees for new acquisitions during the period assuming amortization of delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans.
4
Calculated based on the contractual management and guarantee fee rate as well as amortization of delivery and other upfront fees (using the original contractual maturity date of the related loans) for the entire single-family credit guarantee portfolio.  Includes the effect of the legislated 10 basis point increase in guarantee fees that became effective April 1, 2012.
Guarantee Fee Charged on New
Acquisitions
1
In Basis Points (bps), Annualized
Average Management and Guarantee
Rate on SF Portfolio
1
In Basis Points (bps), Annualized
Legislated 10 Basis Point Guarantee Fee Remitted to Treasury
Single-Family Guarantee Fee Charged on New Acquisitions (excluding amounts remitted to Treasury)
3
2
Average Management and Guarantee Rate
4
2011:       27 bps
2012:       38 bps
2013:       51 bps

Single-family risk-sharing transactions

1
Includes the first loss risk held by Freddie Mac.
Structured Agency Credit Risk
(STACR
®
) Debt Note Issuances
$ Billions
No
Transaction
No
Transaction
$77.4
$553.9
3Q13 4Q13 1Q14 2Q14
$0.5
$0.6
$1.0 $1.0
3Q13 4Q13 1Q14 2Q14
$ Billions
YTD
2014
Cumulative
STACR Issuances $2.0 $3.1
ACIS Transactions $0.6 $0.6
Reference Pool UPB
1
$60.6 $118.5
$ Millions
Agency Credit Insurance Structure
(ACIS) Transactions
SM

Single-family credit quality - purchases
Weighted Average Original LTV Ratio
1
Percent (%)
Weighted Average Credit Score
2
1
Relief refinance (includes HARP) All other Total purchases Relief refinance (includes HARP) All other Total purchases
Original LTV ratios are calculated as the unpaid principal balance (UPB) of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price.  Second liens not owned or guaranteed by Freddie Mac are excluded
2
Credit score data is based on FICO scores at the time of origination and may not be indicative of the borrowers’ current creditworthiness.  FICO scores can range between approximately 300 to 850 points.
from the LTV ratio calculation.  The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.

Single-family credit quality – credit guarantee portfolio
1
Loans acquired after 2008.  Excludes HARP and other relief refinance loans.
14
Concentration of Credit Risk
Percent (%) as of June 30, 2014
Serious Delinquency Rates
Percent (%)
1
1
56
3
21
7
15
81
8 9
% of Portfolio % of Credit Losses
New single-family book HARP and other relief refinance loans
2005 - 2008 legacy single-family book Pre-2005 legacy single-family book
0.25
0.25
0.24 0.24 0.23
0.63
0.62
0.64 0.65
0.66
9.39
9.15
8.77
8.25
7.93
3.26 3.29
3.24
3.16
3.11
2.79
2.58
2.39
2.20
2.07
2Q
2013
3Q
2013
4Q
2013
1Q
2014
2Q
2014
New single-family book HARP and other relief refinance loans
2005 - 2008 legacy single-family book Pre-2005 legacy single-family book
Total

Single-family real estate owned
Property Inventory
2Q14 Activity
Historical Trend
Ending Property Inventory
((Number of Properties)
((Number of Properties)
43,565
36,134
10,592
(18,023)
03/31/14
Inventory
Acquisitions Dispositions 06/30/14
Inventory
53k
44k
51k
49k
48k
45k
47k
47k
36k
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14

Single-family Serious Delinquency Rates
Single-family mortgage market and Freddie Mac
delinquency rates
0
4
8
12
16
20
24
28
32
Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14
18.96%
5.04%
2.20%
2.97%
Total Mortgage Market
1
Prime Subprime
1
Freddie Mac
2
1
See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk –  Single-Family Mortgage Credit Risk –  Credit Performance –  Delinquencies” in Freddie Mac’s Form 10-K for
the year ended December 31, 2013, for information about the company’s reported delinquency rates.  The single-family serious delinquency rate at June 30, 2014 was 2.07%.
2
Source: National Delinquency Survey from the Mortgage Bankers Association.  Categories represent first lien single-family loans.  Data is not yet available for the second quarter of
2014.
1

Total Multifamily Portfolio
UPB $ Billions
Multifamily business volume and portfolio
composition
Multifamily New Business Volume
$ Billions
1
Primarily K-Deals.
1
$7
$5
$7
$3
$4
2Q13 3Q13 4Q13 1Q14 2Q14
$167
$161
$135
$154
$164
$169
$177
$180
12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 6/30/14
MF unsecuritized loan portfolio MF investment securities portfolio MF guarantee portfolio

K-Deal Securitization Volume
1
UPB $ Billions
Multifamily securitization volume
1
Total UPB represents the total collateral UPB of multifamily loans sold via Freddie Mac’s K Certificate transactions.
2
Data as of June 30, 2014.
Note:  Totals may not add due to rounding.
2
$2.1
$6.4
$13.7
$21.2
$28.0
$8.4
2009 2010 2011 2012 2013 YTD
2014
2009 2010 2011 2012 2013
YTD
2014 Total
Total UPB
1
$2.1 $6.4 $13.7 $21.2 $28.0 $8.4 $79.9
K-Deal
Transactions
2 6 12 17 19 7 63

Current Loan Size
$ Billions as of June 30, 2014
Year of Acquisition or Guarantee
$ Billions as of June 30, 2014
1
Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
At June 30, 2014
UPB
$ Billions
Deliquency
Rate
Credit Enhanced $76.5 0.02%
Non-Credit Enhanced $56.1 0.02%
    Total $132.6 0.02%
$31.3
$12.1
$10.7
$10.4
$15.5
$23.3
$22.6
$6.7
2007
and
Prior
2008 2009 2010 2011 2012 2013 2014
$50.0
$73.5
$6.0
$2.9
$0.2
> $25M > $5M &
<=$25M
> $3M &
<= $5M
> $750K &
<= $3M
<= $750K
Multifamily mortgage portfolio attributes
1

0.00%
Multifamily market and Freddie Mac delinquency rates
Percent
1
20
6.50%
0.74%
0.04%
1
0
2
4
6
8
10
12
14
1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 1Q14
Freddie Mac (60+ day) FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day) ACLI Investment Bulletin (60+ day)
Source: Freddie Mac, FDIC Quarterly Banking Profile, TREPP (CMBS multifamily 60+ delinquency rate, excluding REOs), American Council of Life Insurers (ACLI).  Non-Freddie
Mac data is not yet available for the second quarter of 2014.
See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk – Multifamily Mortgage Credit Risk ” in Freddie Mac’s Form 10-K for the year ended December 31, 2013, for information about the company’s reported multifamily delinquency rate.  The multifamily delinquency rate at June 30, 2014 was 0.02%.

Mortgage-related investments portfolio ending balance
Mortgage-related investments portfolio limit

Indebtedness
1, 3
$ Billions
Mortgage Assets
1, 2
$ Billions
1
2
3
Indebtedness limit
Total debt outstanding
The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur.  Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and
Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio.  The company discloses its mortgage assets on this basis monthly in its
Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities.  The company discloses its consolidation of variable interest entities (VIEs).  See the company’s Annual Report on Form 10-K for the year ended December 31, 2013 for more information.
Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC).
indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC.
Investments – Purchase Agreement portfolio limits

1
Based on unpaid principal balances and excludes mortgage-related securities traded, but not yet settled.  The mortgage-related investments portfolio is determined without giving effect  to the January 1, 2010 change in accounting standards related to the transfer of financial assets and consolidation of variable interest entities (VIEs).
2
Mortgage loans totaled $169.1 billion at June 30, 2014 of which $116.5 billion were single-family and $52.6 billion were multifamily.
22
Investments – mortgage-related investments portfolio
composition
Mortgage-Related Investments Portfolio
1
$ Billions
2
$755
$697
$653
$558
$461
$420
Mortgage Loans
Non-Freddie Mac Mortgage-Related Securities (Non-Agency)
Non-Freddie Mac Mortgage-Related Securities (Agency)
Freddie Mac PCs and Structured Securities
12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 6/30/14

Safe Harbor Statements
Freddie Mac obligations
Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its single-family, multifamily and investment businesses, its loan workout initiatives and other efforts and other programs to assist the U.S. residential mortgage market, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, and new accounting guidance, credit quality of loans we guarantee, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA,
Treasury and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual
Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and
June 30, 2014 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at
www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances after the date of this presentation.